UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2026

STERIS plc

(Exact Name of Registrant as Specified in Charter)

Ireland	001-38848	98-1455064
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

70 Sir John Rogerson’s Quay, Dublin 2, Ireland, D02 R296

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +353 1 232 2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Ordinary Shares, $0.001 par value	STE	New York Stock Exchange
2.700% Senior Notes due 2031	STE/31	New York Stock Exchange
3.750% Senior Notes due 2051	STE/51	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 9, 2026, STERIS Irish FinCo Unlimited Company, a public unlimited company incorporated under the laws of Ireland (the “Issuer”) and a wholly-owned subsidiary of STERIS plc, a public limited company incorporated under the laws of Ireland (the “Company” and, together with its consolidated subsidiaries, “STERIS”), priced an offering (the “Offering”) of $1.5 billion in aggregate principal amount of senior notes, consisting of $750 million aggregate principal amount of senior notes due 2033 (the “2033 Notes”) and $750 million aggregate principal amount of senior notes due 2036 (the “2036 Notes” and together with the 2033 Notes, the “Notes”). The 2033 Notes will bear interest at a rate of 5.650% per annum and the 2036 Notes will bear interest at a rate of 5.875% per annum. Interest on the Notes will be paid on June 15 and December 15 of each year, commencing June 15, 2027. The Notes will be guaranteed on a senior unsecured basis by each of the Company, STERIS Corporation, an Ohio corporation and a wholly-owned subsidiary of the Company, and STERIS Limited, a private limited company incorporated under the laws of England and Wales and a wholly-owned subsidiary of the Company (collectively, the “Guarantors”). Each series of the Notes will be issued pursuant to the indenture, dated as of April 1, 2021 (the “Base Indenture”), among the Issuer, the Guarantors, and U.S. Bank Trust Company, National Association (successor in interest to U.S. Bank National Association), as amended by a Second Supplemental Indenture expected to be dated as of the issue date of the Notes. The Offering is expected to close on or about November 24, 2026, subject to customary closing conditions.

In connection with the Offering, the Issuer and the Guarantors entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters listed in Schedule 1 thereto (the “Underwriters”), pursuant to which the Issuer agreed to issue and sell the Notes to the Underwriters. For the complete terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

The Company intends to use the net proceeds from the Offering, together with borrowings under the delayed draw term loan agreement, dated November 4, 2026, among the Issuer and the Guarantors, the lenders party thereto and J.P. Morgan SE, as administrative agent, and cash on hand, to fund the purchase price of the pending acquisition of Xodus Medical, Inc. and certain related entities (the “Acquisition”), transaction expenses, general corporate expenses and working capital needs.

The Offering has been registered under the Securities Act of 1933, as amended (the “Act”), under the Registration Statement on Form S-3 (Registration No. 333-299875), which initially became effective on November 6, 2026. On November 6, 2026, STERIS filed with the Securities and Exchange Commission (the “Commission”), pursuant to Rule 424(b) under the Act, a preliminary Prospectus Supplement pertaining to the Offering, dated November 6, 2026. On November 12, 2026, STERIS filed with the Commission, pursuant to Rule 424(b) under the Act, a final Prospectus Supplement pertaining to the Offering, dated November 9, 2026.

In connection with the Offering, this Current Report on Form 8-K and exhibits thereto are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 9, 2026, by and among STERIS Irish FinCo Unlimited Company, STERIS plc, STERIS Corporation and STERIS Limited, and J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws about STERIS. Forward-looking statements speak only as to the date the statement is made and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “orders,” “backlog,” “comfortable,” “trend,” and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements are based on management’s current expectations, estimates or forecasts about STERIS’s businesses, the industries in which STERIS operates and current beliefs and assumptions of management and are subject to uncertainty and changes in circumstances.

Readers of this Current Report on Form 8-K should understand that these statements are not guarantees of performance or results. Many factors could cause actual results to differ materially from the expectations contained in the forward-looking statements including, without limitation, those set forth in this Current Report on Form 8-K . No assurances can be provided as to any result or the timing of any outcome regarding matters described in STERIS’s securities filings or otherwise with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, cost reductions, business strategies, earnings or revenue trends or future financial results. Other potential risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation:

•

the impact on STERIS and its operations of any legislation, regulations or orders, including but not limited to any new trade regulations or orders, that may be implemented by the U.S. administration or Congress, or of any responses thereto by non-U.S. governments;

•

operating costs, pressure on pricing (including, without limitation, as a result of inflation), Customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, Customers, clients or suppliers) being greater than expected and leading to erosion of profit margins;

•

the potential of international unrest, military conflicts, economic downturns, currency fluctuations and cybersecurity events and any resulting effects on STERIS’s anticipated growth, performance or other results;

•	changes in healthcare policy or government or other third-party payor reimbursement levels;

•

the possibility that compliance with laws, court rulings, certifications, regulations, or other regulatory actions, or the outcome of any pending or threatened litigation, may delay, limit or prevent new product or service introductions, impact production, supply and/or marketing of existing products or services, result in uncovered costs, or otherwise affect STERIS’s performance, results, prospects or value;

•

changes in tax laws or interpretations or the adoption of certain income tax treaties in jurisdictions where STERIS operates that could increase its consolidated tax liabilities, including changes in tax laws that would result in STERIS being treated as a U.S. resident for U.S. federal tax purposes, or the impact of tariffs and/or other trade barriers as a result of STERIS’s corporate structure;

•

the impacts of increasing consolidation and competition within STERIS’s industry, which may exert pressure on its pricing strategy, manufacturing strategy or lead to decreasing demand for its products and services;

•

the effects on STERIS’s operations resulting from labor-related issues, such as strikes, unsuccessful union negotiations and other workforce disruptions or from its inability to recruit or retain management and other personnel;

•	the level of STERIS’s indebtedness limiting financial flexibility or increasing future borrowing costs;

•

the effects of changes in credit availability and pricing, as well as the ability of STERIS and STERIS’s Customers and suppliers to adequately access the credit markets, on favorable terms or at all, when needed;

•

the possibility that anticipated financial results, anticipated revenues, productivity improvements, cost savings, growth synergies, and other anticipated benefits of acquisitions, restructuring efforts, and divestitures will not be realized or will be less than anticipated due to unknown or inestimable liabilities, impairments, or increases in expected integration costs or difficulties in connection with the integration of acquired businesses;

•

the possibility that expectations about the benefits, charges and cash expenditures from the new Center of Excellence in North Carolina and the related facility consolidation plan may not be accurate or realized on anticipated timelines, or at all;

•

the risk that regulatory approvals that are required to complete the Acquisition may not be received, may take longer than expected or may impose adverse conditions on STERIS’s ability to complete the Acquisition on the expected timeline, or at all;

•

the risk that the cost savings, tax benefits and other synergies expected from the Acquisition may not be realized or may take longer to realize than expected, including that the Acquisition may not be accretive or produce the expected tax benefits within the expected timeframe or to the extent anticipated; and

•	other risks described in STERIS’s most recent Annual Report on Form 10-K and other reports filed with the Commission.

Readers are cautioned not to place undue reliance on any forward-looking statements included in this Current Report on Form 8-K , which speak only as of the date of this Current Report on Form 8-K. STERIS undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc

By	/s/ J. Adam Zangerle
Name:	J. Adam Zangerle
Title:	Senior Vice President, General Counsel & Company Secretary

Dated: November 12, 2026